UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2005

Artisoft, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19462	86-0446453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Memorial Drive, Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 354-0600

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Artisoft, Inc. is filing this Amendment No. 1 to Current Report on Form 8-K to amend its Current Report on Form 8-K filed by Artisoft on October 4, 2005.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On October 4, 2005, Artisoft filed a Current Report on Form 8-K to report, among other things, the September 28, 2005 completion of the acquisition of substantially all of the assets of Comdial Corporation (“Comdial”). On September 1, 2005, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) approved an Asset Purchase Agreement (the “Asset Purchase Agreement”), by and among Artisoft, Inc. (the “Company”), Comdial , a Delaware corporation and Vertical Communications Acquisition Corporation (“Acquisition Sub”), a wholly-owned subsidiary of the Company. Pursuant to the Asset Purchase Agreement, the Company, through Acquisition Sub, acquired substantially all of Comdial’s assets (the “Comdial Assets”) and assumed certain liabilities of Comdial, all as set forth in the Asset Purchase Agreement. On September 28, 2005 (the “Closing Date”), the Company completed the acquisition of the Comdial Assets.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Asset Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Artisoft on September 2, 2005, and which is incorporated by reference.

The Company financed the acquisition of the Comdial Assets with the proceeds of a common stock financing completed pursuant to a stock purchase agreement entered into on September 28, 2005 (the “Stock Purchase Agreement”) between the Company and certain investors, (the “2005 Equity Financing”), together with amounts borrowed under that certain Loan and Security Agreement (the “Loan Agreement”), also entered into on the Closing Date, among Silicon Valley Bank, the Company and Acquisition Sub (the “2005 Debt Financing”). The Company also executed a promissory note in favor of Comdial in the original principal amount of $2,500,000 (the “Comdial Note”). For a description of the Stock Purchase Agreement, the 2005 Equity Financing, the Loan Agreement, the 2005 Debt Financing and the Comdial Note, see “Item 1.01. Entry into a Material Definitive Agreement”, “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Transaction” and “Item 3.02. Unregistered Sales of Equity Securities” in the Current Report on Form 8-K filed by Artisoft on October 4, 2005.

The foregoing descriptions of the Stock Purchase Agreement, the Loan Agreement and the Comdial Note do not purport to be complete summaries. You are urged to read the complete documents, copies of which were filed as exhibits to the Form 10-K filed by Artisoft on October 13, 2005, for a complete description of the terms and conditions of such documents.

The purpose of this amendment to Current Report on Form 8-K is to provide the historical and pro forma financial statements of Comdial Corporation, which were not included in the Form 8-K filed on October 4, 2005.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following financial statements of Comdial Corporation are filed herewith. The financial statements are included in this report as Exhibit 99.1 and Exhibit 99.2 hereto, which follow the signature page of this report:

•	Exhibit 99.1 – Audited Consolidated Financial Statements of Comdial Corporation as of December 31, 2004 and 2003 and for the years ended December 31, 2004, December 31, 2003, and December 31, 2002; and

•	Exhibit 99.2 – Unaudited Interim Consolidated Financial Statements of Comdial Corporation as of August 31, 2005 and for the eight months ended August 31, 2005 and August 31, 2004.

(b)	Pro forma financial information of the consolidated financial statements of Artisoft, Inc. and Comdial Corporation.

Exhibit 99.3 – Pro forma financial information:

•	Pro forma consolidated balance sheet for Artisoft, Inc. at June 30, 2005;

•	Pro forma consolidated statement of operations for Artisoft, Inc. for the year ended June 30, 2005.

(c)	Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005

ARTISOFT, INC.

By:	/s/ DUNCAN G. PERRY
Duncan G. Perry Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
23.1	Consent of Aidman, Piser & Company, P.A., independent registered public accounting firm

23.2	Consent of Ernst & Young LLP, independent registered certified public accountants

99.1	Audited Consolidated Financial Statements of Comdial Corporation as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002

99.2	Unaudited Interim Consolidated Financial Statements of Comdial Corporation as of August 31, 2005 and
For the eight months ended August 31, 2005 and August 31, 2004

99.3	Pro forma financial information

4